SUPPLEMENT TO THE FIDELITY MUNICIPAL MONEY MARKET FUND AND SPARTAN(registered trademark) MUNICIPAL MONEY FUND DECEMBER 19, 1997 PROSPECTUS
The following information replaces similar information found in "Performance" on page 9.
PERFORMANCE
Money market fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results and do not reflect the effect of any transaction fees you may have paid. The figures would be lower if fees were taken into account. Municipal Money Market's fiscal year runs from November 1 through October 31. Spartan Municipal Money's fiscal year runs from September 1 through August 31. The tables below show each fund's performance over past fiscal years compared to a measure of inflation and do not include the effect of the $5 account closeout fee.
MUNICIPAL MONEY MARKET
FISCAL PERIODS ENDED          PAST 1   PAST 5    PAST 10
OCTOBER 31, 1997              YEAR     YEARS     YEARS

AVERAGE ANNUAL TOTAL RETURN    3.28%    2.90%     3.86%

CONSUMER PRICE INDEX           2.08%    2.65%     3.43%
(AVG. ANNUAL TOTAL RETURN)

CUMULATIVE TOTAL RETURN        3.28%    15.34%    46.02%

CONSUMER PRICE INDEX           2.08%    13.96%    40.16%
(CUMULATIVE TOTAL RETURN)

SPARTAN MUNICIPAL MONEY
FISCAL PERIODS ENDED           PAST 1   PAST 5    LIFE OF
AUGUST 31, 1997                YEAR     YEARS     FUNDA

AVERAGE ANNUAL TOTAL RETURNB    3.38%    3.11%     3.39%

CONSUMER PRICE INDEX            2.23%    2.68%    N/A
(AVG. ANNUAL TOTAL RETURN)

CUMULATIVE TOTAL RETURNB        3.38%    16.54%    24.76%

CONSUMER PRICE INDEX            2.23%    14.12%   N/A
(CUMULATIVE TOTAL RETURN)

A FROM JANUARY 14, 1991 (COMMENCEMENT OF OPERATIONS)
B IF FMR HAD NOT REIMBURSED CERTAIN FUND EXPENSES DURING THESE PERIODS, TOTAL RETURNS WOULD HAVE BEEN LOWER.
The following information replaces similar information found in "Breakdown of Expenses" on page 16.
Each fund has adopted a DISTRIBUTION AND SERVICE PLAN. Each plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares. Currently, the Board of Trustees has authorized such payments.


SUPPLEMENT TO THE FIDELITY MUNICIPAL MONEY
MARKET FUND AND
SPARTAN(registered trademark) MUNICIPAL MONEY FUND
DECEMBER 19, 1997
STATEMENT OF ADDITIONAL INFORMATION
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "DISTRIBUTION AND SERVICE PLANS" SECTION ON PAGE 21.
Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of fund shares. In addition, each Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of fund shares, or provide shareholder support services. Currently, the Board of Trustees has authorized such payments for Municipal Money Market and Spartan Municipal Money shares.